UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 7, 2007
WILLBROS GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)
Republic of Panama

(State or Other Jurisdiction of Incorporation)

1-11953	98-0160660

(Commission File Number)	(IRS Employer Identification No.)

Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama

(Address of Principal Executive Offices)	(Zip Code)
+50-7-213-0947

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated August 7, 2007
Press Release - Conference Call
Press Release dated August 9, 2007

Item 2.02. Results of Operations and Financial Condition.
          On August 7, 2007, the Registrant issued a press release announcing second quarter 2007 results from continuing operations. A copy of the press release dated August 7, 2007, is attached as Exhibit 99.1 to this Form 8-K.
          On August 7, 2007, the Registrant participated in a telephone conference call relating to the August 7th press release. A transcript of the conference call is attached as Exhibit 99.2 to this Form 8-K.
          On August 9, 2007, the Registrant issued a press release announcing final results for second quarter 2007, including discontinued operations. A copy of the press release dated August 9, 2007, is attached as Exhibit 99.3 to this Form 8-K.
          This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) The following exhibits are furnished herewith:

99.1	Press release dated August 7, 2007, issued by the Registrant.

99.2	Transcript of the Registrant’s August 7, 2007 conference call.

99.3	Press release dated August 9, 2007, issued by the Registrant.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.
Date: August 13, 2007	By:	/s/ Van A. Welch
Van A. Welch
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 7, 2007, issued by the Registrant.

99.2	Transcript of the Registrant’s August 7, 2007 conference call.

99.3	Press release dated August 9, 2007, issued by the Registrant.